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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


     WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize Arthur L. Zande and William J. Eckhardt to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's Annual Report on Form 10-K for the year ended December 31, 1998, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Arthur L. Zande and William J. Eckhardt, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Annual Report on Form 10-K for the year ended December 31, 1998, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 15th day of March, 1999.

     Signatures                                Title

     /s/ Robert B. Nicholson
     ______________________________            Director
     Robert B. Nicholson

     /s/ John W. Fredericks
     ______________________________            Director
     John W. Fredericks

     /s/ Bruce G. Bohuny
     ______________________________            Director
     Bruce G. Bohuny

     /s/ Mary Ann Deacon
     ______________________________            Director
     Mary Ann Deacon

     /s/ Mark J. Fredericks
     ______________________________            Director
     Mark J. Fredericks

     /s/ John Pier, Jr.
     ______________________________            Director
     John Pier, Jr.

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     /s/ Paul P. Lubertazzi
     ______________________________            Director
     Paul P. Lubertazzi

     /s/ Joseph P. O'Dowd
     ______________________________            Director
     Joseph P. O'Dowd

     /s/ William J. Eckhardt
     ______________________________            Vice President and Treasurer
     William J. Eckhardt                       (Chief Financial and Accounting
                                               Officer)

     /s/ Arthur L. Zande
     ______________________________            Executive Vice President and
     Arthur L. Zande                           Director (Chief Executive
                                               Officer)

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